UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   November 13, 2003

                                -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    0-30275             23-3057155
   ------------------------         ------------     ----------------------
(State or other jurisdiction of     (Commission         (IRS Employer
        incorporation)              File Number)      Identification No.)

              One Logan Square
         130 N. 18th St., Suite 2615
              Philadelphia, PA                                 19103
 ---------------------------------------------         ------------------------
  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:           (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.           Exhibits.

99.1      Press Release, issued November 13, 2003.

Item 12.  Results of Operations and Financial Condition.

A press release issued by I-trax, Inc. on November 13, 2003 is attached hereto as Exhibit 99.1.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              I-TRAX, INC.



Date:  November 17, 2003                      By:   /s/Frank A. Martin
                                              -------------------------------
                                              Name:   Frank A. Martin
                                              Title:  Chief Executive Officer


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